Exhibit 99.1

OSS Appoints Three New Independent Board Members, Strengthening Corporate Governance

ESCONDIDO, Calif. – June 9, 2020 – One Stop Systems, Inc. (Nasdaq: OSS), a leader in specialized high-performance edge computing, has appointed three independent board members, Sita M. Lowman, Gioia Messinger, and Greg W. Matz, to its board of directors, effective July 1.

The new directors will join Chairman Kenneth Potashner and directors Kimberly Sentovich, Jack Harrison, and interim CEO, David Raun. Following the new appointments, the board will be composed of seven members, four men and three women, with six being independent directors.

“The addition of Sita, Gioia and Greg greatly complements our current board with valuable experience and knowledge in finance, M&A, marketing, risk management, senior-level leadership, and serving on public boards,” noted Potashner. “They bring to us proven cutting-edge technology, strong business and innovation expertise, and we are truly fortunate to have them join our board.”

Commented Raun: “Over the last 120 days, our board and management team have executed a number of key initiatives, including a change in leadership, an extensive reorganization and expense reduction program, and an infusion of additional operating capital. We have now doubled the number of independent directors strengthening our corporate governance and board skill set significantly. We believe these changes are just another step in creating a new solid foundation upon which we can take the company to its next level of growth and development as a global leader in high-performance edge computing.”

Sita M. Lowman Bio

Lowman is a Fortune 500 executive focused on driving enterprise business transformation, and brings to the board extensive experience in IT services, cloud enterprise, and defense industries. She is noted for her expertise in identifying emerging market trends and ability to rapidly organize diverse multi-national teams to address new market opportunities.

Lowman currently serves as vice president and general manager for the platform services business of DXC Technologies, a multi-billion-dollar Fortune 500 IT services company. At DXC, she is responsible for financial management, go-to-market strategy and operations, and is actively engaged in strategic partnerships with some of the world’s largest public cloud and enterprise application providers.

She earlier served as senior director of Enterprise Solutions on Demand Service Offering Management, Workload and Cloud at Hewlett Packard Enterprise. She has also held general manager roles at Nortel Networks and Texas Instruments Defense Group (acquired by Raytheon). She earned her B.S. in Electrical Engineering from Auburn University.

Gioia Messinger Bio

Messinger is an accomplished, venture-backed executive focused on innovation and market disruption, with years of experience in consumer electronics, Internet of Things (IoT) on the edge, robotics, AI and digital health. Messinger’s technical skills, thought leadership and industry relationships will provide an invaluable contribution to the OSS board of directors.

She founded and currently serves as principal of LinkedObjects, a strategic advisory services business focused on digital transformation brought about by AI and IoT. She previously founded and served as CEO of Avaak that eventually became NYSE-traded Arlo Technologies, the award-winning smart video security system for home or business that has defined the category and is now the market leader. Prior to Avaak, she founded and served as CEO of an early-stage health care IT company, and was an early contributor to the development of the PillCam™.

Messinger served on the board of Vicon Industries, a manufacturer of commercial video surveillance systems. She currently serves on the board of Kelzal (Qelzal Corporation), a San Diego-based startup developing novel neural networks and vision sensor technology.

For several years she has served as an Entrepreneur-in-Residence and Visiting Professor of Practice at the University of California, San Diego, where she accelerated the commercialization and translation of UCSD innovations and helped students with start-up ideas. Earlier, she served as an advisory board member for UC San Diego Jacobs School of Engineering.

Gioia earned her B.S. in Computer Engineering from University of California, San Diego, and MBA from the Paul Merage School of Business at the University of California, Irvine.

Greg W. Matz Bio

Matz is an experienced financial executive who has served in CFO, vice president and controller roles for more than 20 years. He currently serves as a member of the board of directors and audit committee chair for Dare Bioscience, a public clinical-stage biopharmaceutical company. His broad technical and financial expertise along with public company board experience makes him well-qualified to serve on OSS’ board of directors.

He also chairs the Dean’s Council for the University of San Francisco’s School of Management.

He previously served as senior vice president, chief financial officer, and chief risk officer at The Cooper Companies, an NYSE-traded global medical device company. In these roles, he provided leadership for the financial functions, including planning, reporting, tax, audit, business analytics and risk management. He also worked closely with the executive team on global strategy, investor relations and business development.

Earlier, Matz held key management roles in finance and marketing at Agilent Technologies and Hewlett Packard. He began his career at KPMG, and is a CPA with an active certification.

He graduated from the University of San Francisco with a B.S. in Business Administration, and completed The Wharton School’s Advanced Management Program at the University of Pennsylvania.

About One Stop Systems

One Stop Systems, Inc. (OSS) designs and manufactures innovative specialized high-performance computing modules and systems, including customized servers, compute accelerators, expansion systems, flash storage arrays and Ion Accelerator storage software. These products are used for deep learning, AI, defense, finance and entertainment applications, and empower scientists, engineers, creators and other professionals to push the boundaries of their industries.

OSS utilizes the power of PCI Express, the latest GPU accelerators and NVMe storage to build award-winning systems, including many industry firsts, for OEMs and government customers. The company enables AI on the Fly® by bringing AI datacenter performance to ‘the edge’ and on mobile platforms, and by addressing the entire AI workflow, from high speed data acquisition to deep learning, training and inference. OSS products are available directly or through global distributors. For more information, go to www.onestopsystems.com.

Forward-Looking Statements

One Stop Systems cautions you that statements in this press release that are not a description of historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by One Stop Systems or its partners that any of our plans or expectations will be achieved. Actual results may differ from those set forth in this press release due to the risk and uncertainties inherent in our business, including risks described in our prior press releases and in our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this press release to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Media Contact:

Katie Rivera

One Stop Systems, Inc.

Tel (760) 745-9883

Email contact

Investor Relations:

Ronald Both or Grant Stude

CMA

Tel (949) 432-7557

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